UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Update to Preliminary Fourth Quarter and Full-Year 2022 Financials

Consistent with the guidance issued by Integra LifeSciences Holdings Corporation (the “Company”) on January 10, 2023, the Company’s adjusted earnings per diluted share results, which is a non-GAAP financial measure, for the fourth quarter and full-year 2022 are expected to be above the high end of the Company’s October guidance range. Fourth quarter 2022 adjusted earnings per diluted share is expected to be in a range of $0.92 to $0.96 compared to $0.84 in 2021. Full-year 2022 adjusted earnings per diluted share is expected to be in a range of $3.34 to $3.38 compared to $3.18 in 2021.

The preliminary results set forth above are unaudited and remain subject to completion of the Company’s financial closing procedures.

The information in this Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes unaudited, preliminary fourth quarter and full-year 2022 adjusted earnings per diluted share results. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. The measure of adjusted net income reflects GAAP net income adjusted for one or more of the following items, as applicable:
•Structural optimization charges. These charges, which include employee severance and other costs associated with exit or disposal of facilities, costs related to transferring manufacturing and/or distribution activities to different locations, and rationalization or enhancement of our organization, existing manufacturing, distribution, administrative, functional and commercial infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature, given management's ongoing review of the efficiency of our organization and structure, including manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.
•Acquisition, divestiture and integration-related charges. Acquisition, divestiture and integration-related charges include (i) inventory fair value purchase accounting adjustments, (ii) changes in the fair value of contingent consideration after the acquisition date, (iii) costs related to acquisition integration, including systems, operations, retention and severance, (iv) legal, accounting, banking and other outside consultants expenses directly related to acquisitions or divestitures, and (v) gain or loss on sale of business and related costs to complete the divestiture of business. Although recurring, given the ongoing character of our acquisitions and divestitures, these charges are not factored into the evaluation of our performance by management after completion because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our acquisition and divestiture transactions as well as the level of inventory on hand at the time of acquisition.
•EU Medical Device Regulation charges. These charges represent costs specific to complying with the medical device reporting regulations and other requirements of the European Union’s regulation for medical devices. Management excludes this item when evaluating the Company’s operating performance because these costs incurred are not reflective of its ongoing operations.
•Intangible asset amortization expense. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•Income tax impact from adjustments. Estimated impact on income tax expense related to the following:

(i)Adjustments to income tax expense for the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.
(ii)When we calculate the adjusted tax rate, we include a full year estimate for all discrete items. We then apply that full year rate to the year-to-date results and calculate the current quarter’s rate to arrive at the year-to-date adjusted tax rate. We believe this removes significant variability in our results and creates a more operationally consistent result for our investors to use for comparability purposes.

The Company believes that the presentation of the adjusted earnings per diluted share measure provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures (when they become available), may provide a more complete understanding of factors and trends affecting Integra’s business. The non-GAAP financial measures used in this Current Report on Form 8-K adjust for specified items that can be highly variable or difficult to predict. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of the Company. In addition, since the Company has historically provided non-GAAP guidance to the investment community, it believes the continued inclusion of non-GAAP guidance provides consistency in the information made available to investors. Such non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of non-GAAP measures may differ from similarly titled measures used by others. Non-GAAP financial measures exclude the effect of items that increase or decrease the Company's reported results of operations and management strongly encourages investors to review, when they become available, the Company's consolidated financial statements and publicly filed reports in their entirety.

The Company provided the foregoing unaudited, preliminary fourth quarter and full-year 2022 results regarding adjusted earnings per diluted share but has not provided a reconciliation of GAAP earnings per share to adjusted earnings per diluted share, because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort. Specifically, the financial impact and timing of divestitures, acquisitions, discontinuations, structural optimization, efforts to comply with the EU Medical Device Regulation-related charges, intangible asset amortization expenses and income tax impact from adjustments are uncertain, depend on various dynamic factors and are not reasonably ascertainable at this time. These expense items could have a material impact on GAAP results. GAAP results and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure will be presented in connection with the Company’s press release reporting full financial results for the fourth quarter and full year 2022 fiscal periods scheduled to be released prior to the opening of the market on February 22, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “believe,” “expect,” “preliminary,” “scheduled,” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the Company’s financial performance. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ from predicted results. These risks and uncertainties include market conditions and other factors beyond the Company's control and the economic, competitive, governmental, technological and other factors identified under the heading "Risk Factors" included in item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: January 25, 2023	By:	/s/ Carrie Anderson
Carrie Anderson
	Title:	Executive Vice President and Chief Financial Officer